                                                                     EXHIBIT 3.1
                                                                     -----------


                               STATE OF DELAWARE

                   OFFICE OF THE SECRETARY OF STATE   PAGE 1
                 ---------------------------------------------


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "OPTEL, INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF FEBRUARY, A.D. 1998, AT 9 O'CLOCK A.M.











                                    [SEAL]     /S/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

                                             AUTHENTICATION: 9002146
                                                       DATE: 03-30-98

                      CERTIFICATE OF CHANGE OF LOCATION OF

                     REGISTERED OFFICE AND REGISTERED AGENT

                                       OF

                                  Optel, Inc.

          The undersigned corporation hereby certifies as follows:

          FIRST:  The name of the corporation is

                                  Optel, Inc.

          SECOND: The address of the new registered office shall be 15 East North Street, in the city of Dover, County of Kent, State of Delaware 19901.

          THIRD: The name of the new registered agent is United Corporate Services, Inc.

          FOURTH: The aforesaid changes were duly authorized by appropriate resolutions adopted by the Board of Directors at a meeting thereof.

          IN WITNESS WHEREOF, I have hereunto signed my name and affirm that the statements made herein are true under the penalties or perjury this second day of February 1998.


                                               Optel, Inc.



                                                /s/ Michael E. Katzenstein
                                               ---------------------------------
                                                 Michael E. Katzenstein
                                                 Vice-President

                               STATE OF DELAWARE

                   OFFICE OF THE SECRETARY OF STATE   PAGE 1
               -------------------------------------------------





     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "OPTEL, INC.", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF AUGUST, A.D. 1997, AT 9 O'CLOCK A.M.







                                    [SEAL]   /s/  Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

                                                AUTHENTICATION: 9002145
                                                          DATE: 03-30-98

                                                                     EXHIBIT 3.1



                            CERTIFICATE OF AMENDMENT

                                     TO THE

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                  OPTEL, INC.

                 ----------------------------------------------
                    Under Section 242 of the Delaware General
                                 Corporation Law
                 ----------------------------------------------

                 Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware (the "GCL"), the undersigned, being the Vice President and General Counsel and the Chief Financial Officer of OpTel, Inc., do hereby certify that:

                 FIRST: The name of the corporation is OpTel, Inc. (hereinafter referred to as the "Corporation").

                 SECOND: The Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on July 1, 1994. A Restated Certificate of Incorporation of the Corporation (the "Restated Certificate of Incorporation") was filed with the Secretary of State of the State of Delaware on December 19, 1994.

                 THIRD: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article FOUR, Sections A.4 through and including Section A.8 in their entirety and replacing them with the following:

                 "4.      Any purported transfer of issued and outstanding
shares of Class B Common Stock other than to a Permitted Transferee (as defined herein) shall result in the automatic conversion of the shares of Class B Common Stock being transferred into the like number of shares of Class A Common Stock. No purported transfer of shares of Class B Common Stock shall be effective unless and until the transferor has surrendered to the Corporation, at its office or agency maintained for that purpose, the certificates representing the shares of Class B Common Stock to be transferred, which certificates shall be duly endorsed or accompanied by executed stock powers, with the signatures appropriately guaranteed. All such certificates shall be accompanied by written notice of the holder's intention to transfer the shares, including a statement of the number of shares of Class B Common Stock to be transferred and converted and the name or name(s) and addresses in which the certificate or certificates for shares of Class A Common Stock issuable upon such conversion shall be issued and, if required, funds for the payment of any applicable transfer taxes. The Corporation will, as soon as practicable thereafter, deliver at said office to the transferee of converted shares of Class B Common Stock, or to any nominee or designee of such transferee, a certificate or certificates for the number of full shares of Class A Common Stock issuable upon such conversion and, in the event that the transferor is transferring less than the aggregate number of shares represented by the certificates surrendered, a certificate or certificates for the number of full shares of Class B Common Stock not being transferred. Shares of Class B Common Stock shall be deemed to have been converted as of the date of the surrender of the shares for transfer and conversion as hereinbefore provided, and the person or persons in whose name Class A Common Stock is issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Shares of Class B Common Stock so converted shall be returned to the status of authorized and unissued shares of Class B Common Stock. The Corporation shall at all times reserve for issuance a number of shares of Class A Common Stock (which may include Class A Common Stock held by the Corporation as treasury stock) which shall be sufficient for issuance upon conversion of all of the then outstanding Class B Common Stock pursuant to this
Section 4 or otherwise. The Corporation, may, as a condition to the transfer or the registration of transfer of shares of Class B Common Stock to a purported Permitted Transferee, require the furnishing of such affidavits or other proof as it reasonably deems necessary to establish that such transferee is a Permitted Transferee. For purposes hereof (1) "Permitted Transferee" shall mean a Person who acquires shares of Class B Common Stock otherwise than in a transaction (a) on a securities exchange or public quotation system, whether or not registered as such under the Securities Exchange Act of 1934, as amended (or any successor statute) (the "Exchange Act"), (b) effected to or through a Person acting as a broker or dealer (whether or not registered as such under the Exchange Act or any foreign system of registration or regulation), (c) pursuant to a registration statement under the Securities Act of 1933, as amended (or any successor statute) (the "Securities Act"), (d) as a result of which the shares of Class B Common Stock cease to be "restricted securities" within the meaning of Rule 144 under the Securities Act (or any successor or similar rule), or (e) that is (or if it occurred in the United States, would be) required to be registered under the Securities Act, (2) "Affiliate" shall mean, with respect to any Person, another Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person, provided, however, that no employee of the Corporation or any of its subsidiaries shall be deemed to be an Affiliate solely by reason of his or her capacity as an employee, or by reason of any employment agreement, and (3) "Person" shall mean and include an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof. All certificates evidencing shares of Class B Common Stock shall be endorsed with a legend making appropriate reference to the foregoing provisions regarding automatic conversion.

                 5. Each holder of Class B Common Stock issued and outstanding shall be entitled, at such holder's option, to convert each share of Class B Common Stock standing on the books of the Corporation in such holder's name into one share of Class A Common Stock. If VPC and its Affiliates shall at any time elect to convert all of the shares of Class B Common Stock then issued and outstanding and held by them into shares of Class A Common Stock, whether by transfer pursuant to Section 4 or by conversion pursuant to this Section 5, all of the other shares of Class B Common Stock issued and outstanding as of the date of such conversion shall be automatically converted into shares of Class A Common Stock on a share for share basis and shall otherwise cease to be outstanding, effective as of the date of such transfer and/or conversion by VPC and its Affiliates. All Persons registered as holders of shares of Class B Common Stock on the date of such conversion shall be treated for all purposes as the record holders of an equal number of shares of Class A Common Stock on such date. The Corporation will, as soon as practicable thereafter, deliver to each of the holders of the shares of Class B Common Stock converted into shares of Class A Common Stock a certificate or certificates for the Class A Common Stock against receipt from such holder of the certificate theretofore representing an equal number of shares of Class B Common Stock. Shares of Class B Common Stock so converted shall be returned to the status of authorized and unissued shares of Class B Common Stock. Pending delivery of certificates for shares of Class A Common Stock after such conversion, certificates for shares of Class B Common Stock so converted shall be deemed to be certificates for an equal number of shares of Class A Stock.

                 6. Upon any sale of Common Stock of the Corporation pursuant to a registration statement under the Securities Act or any registration of Common Stock of the Corporation pursuant to the Exchange Act, the shares of Class C Common Stock will automatically be converted into an equal number of shares of Class A Common Stock or such other class of common equity securities of the Corporation that is registered with the Securities and Exchange Commission or is listed on a national securities exchange or otherwise subject to registration under the Exchange Act (the "Conversion Shares"), provided the terms thereof are no less favorable to holders thereof than were the shares of Class C Common Stock. The Corporation shall at all times reserve for issuance sufficient shares of Class A Common Stock (which may include Class A Common Stock held by the Corporation as treasury stock) or such other common equity securities, for issuance upon conversion of the Class C Common Stock. The Corporation will, as soon as practicable thereafter, deliver to the holder of the Class C Common Stock converted into the Conversion Shares a certificate or certificates for the Conversion Shares against receipt from such holder of the certificate theretofore representing an equal number of shares of Class C Common Stock. Shares of Class C Common Stock so converted shall be returned to the status of authorized and unissued shares of Class C Common Stock.

                 7. Dividends may be paid to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock, as and when declared by the Board of Directors, out of any funds of the Corporation legally available for the payment of such dividends. If and when dividends on the Class A Common Stock, Class B Common Stock and Class C Common Stock are declared from time to time by the Board of Directors, whether payable in cash, in property or in shares of stock of the Corporation, the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock shall be entitled to share equally, on a per share basis, in such dividends. If shares of Class B Common Stock are paid on Class B Common Stock and shares of Class A Common Stock are paid on Class A Common Stock and shares of Class C Common Stock are paid on Class C Common Stock, in an equal amount per share of Class B Common Stock and Class A Common Stock and Class C Common Stock in proportionate amounts, such payment will be deemed to be a like dividend or other distribution.

                 8. Subject to the provisions of any series of Preferred Stock at the time outstanding, upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation shall be distributed pro rata to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock, without regard to class.

                 9. If the Corporation shall in any manner split, subdivide, combine or reclassify any outstanding shares of a class of Common Stock, the outstanding shares of the other classes of Common Stock shall be proportionately split, subdivided, combined or reclassified in the same manner and on the same basis as the outstanding shares of the class of Common Stock that have been split, subdivided, combined or reclassified, unless a different basis has been consented to by the holders of a majority of the outstanding shares of the Class A Common Stock or Class B Common Stock, as applicable, or two-thirds of the outstanding shares of Class C Common Stock, to the extent any such class would be adversely affected by such action.

                 Subject to the conversion rights of holders of Class C Common Stock, in the event of any corporate merger, consolidation, purchase or acquisition of property or stock or other reorganization in which any consideration is to be received by the holders of Class B Common Stock or the holders of Class A Common Stock, the holders of Class C Common Stock will receive the same consideration on a per share basis, except that, if such consideration shall consist in any part of voting securities (or of options or warrants to purchase voting securities, or of securities convertible into or exchangeable for voting securities), (i) the holders of Class B Common Stock may receive, on a per share basis, voting securities with ten times the number of votes per share as those voting securities to be received by the holders of Class A Common Stock (or options or warrants to purchase, or securities convertible into or exchangeable for voting securities with ten times the number of votes per share as those voting securities issuable upon the exercise of the options or warrants, or into which the convertible or exchangeable securities may be converted or exchanged, received by the holders of Class A Common Stock) and (ii) the holders of the Class C Common Stock may receive, on a per share basis, non-voting securities (or options or warrants to purchase non-voting securities or securities convertible into or exchangeable for non-voting securities)."

                 FOURTH: This Amendment to the Restated Certificate of Incorporation of the Corporation was duly adopted by the unanimous written consent of the Board of Directors of the Corporation in accordance with the provisions of Section 141(f) of the GCL and the written consent of the stockholders of the Corporation entitled to vote thereon in accordance with the provisions of Section 228 of the GCL.

                 IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment as of August 15, 1997 and affirmed under penalties of perjury that this Certificate of Amendment is the act and deed of the Corporation and that the facts set forth herein are true.



                                            /s/ Michael E. Katzenstein
                                            -----------------------------------
                                            Michael E. Katzenstein
                                            Vice President and General Counsel



                                            /s/ Bertrand Blanchette
                                            -----------------------------------
                                            Bertrand Blanchette
                                            Chief Financial Officer

                               STATE OF DELAWARE

                   OFFICE OF THE SECRETARY OF STATE   PAGE 1
               -------------------------------------------------





     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "OPTEL, INC.", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF MARCH, A.D. 1997, AT 9 O'CLOCK A.M.







                                    [SEAL]   /s/  Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

                                                AUTHENTICATION: 9002144
                                                          DATE: 03-30-98

                                   CORRECTED

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  OPTEL, INC.

                 ----------------------------------------------
                  Under Section 103(f) of the Delaware General
                               Corporation Law
                 ----------------------------------------------

         The undersigned, hereby certifies and sets forth:

         The Certificate of Amendment to the Certificate of Incorporation of OpTel, Inc. (the "Corporation") which was filed by the Secretary of State of Delaware on February 10, 1997 contained certain typographical errors in the paragraphs of Article THIRD referred to as FOUR.A.5, FOUR.A.6 and the last unnumbered paragraph of FOUR.A and an omission of the parenthetical '(the "Conversion Shares")' in paragraph Four.A.5 of Article THIRD. Accordingly, a corrected Certificate of Amendment to the Certificate of Incorporation of the Corporation, the text of which follows, is submitted herewith for filing in its entirety:


                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  OPTEL, INC.

                 ----------------------------------------------
                   Under Section 242 of the Delaware General
                               Corporation Law
                 ----------------------------------------------

         Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being authorized officers of OpTel, Inc. do hereby certify that:

                 FIRST: The name of the corporation is OpTel, Inc. (hereinafter referred to as the "Corporation").

                 SECOND: The Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on July 1, 1994 and restated by Restated Certificate of Incorporation, filed with the Office of the Secretary of State of Delaware on December 19, 1994.

                 THIRD: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article FOUR in its entirety and replacing it with the following:

                 "FOUR: The total number of shares of all classes of stock which the Corporation shall have authority to issue is fifteen million three hundred thousand (15,300,000) shares divided into the following classes:

                 (i) Eight million (8,000,000) shares of Class A Common Stock, par value of one cent ($.01) per share (hereinafter referred to as "Class A Common Stock");

                 (ii) Six million (6,000,000) shares of Class B Common Stock, par value of one cent ($.01) per share (hereinafter referred to as "Class B Common Stock");

                 (iii) Three hundred thousand (300,000) shares of Class C Common Stock, par value of one cent ($.01) per share (hereinafter referred to as "Class C Common Stock"); and

                 (iv) One million (1,000,000) shares of Preferred Stock, par value of one cent ($.01) per share (hereinafter referred to as "Preferred Stock").

                 The Corporation's Class A Common Stock, Class B Common Stock and Class C Common Stock are referred to hereinafter collectively as the "Common Stock".

                 A. Powers and Rights of Holders of Class A Common Stock, Class B Common Stock and Class C Common Stock.

                 1. Except as stated in Sections 2 and 3 of this Article FOUR, the Class A Common Stock, Class B Common Stock and Class C Common Stock shall be identical in all respects and shall have equal powers, preferences, rights and privileges;

                 2. Except as may be otherwise required by law, and subject to the provisions of any series of Preferred Stock at the time outstanding, the holders of the Class A Common Stock and the Class B Common Stock issued and outstanding shall have and possess the exclusive right to notice of stockholders' meetings and the exclusive voting rights and powers, whether at a meeting of stockholders or in connection with any action taken by written consent; except as otherwise may be required by law, the holders of Class C Common Stock are not entitled to notice of, or to vote at, stockholders' meetings or in connection with any action taken by written consent;

                 3. Each holder of the Class A Common Stock issued and outstanding shall be entitled to one (1) vote for each share of Class A Common Stock standing in such holder's name on the books of the Corporation, and each holder of the Class B Common Stock issued and outstanding shall be entitled to ten (10) votes for each share of Class B Common Stock standing in such holder's name on the books of the Corporation. Except as may be otherwise required by law, the holders of the Class A Common Stock and Class B Common Stock shall vote together as a single class;

                 4. Any purported transfer of shares of Class B Common Stock other than to a Permitted Transferee (as defined herein) shall result in the conversion of the shares of Class B Common Stock being transferred into the like number of shares of Class A Common Stock. No such transfer shall be effective unless and until the transferor has surrendered to the Corporation, at its office or agency maintained for that purpose, the certificates representing the shares of Class B Common Stock to be transferred, which certificates shall be duly endorsed or accompanied by executed stock powers, with the signatures appropriately guaranteed. All such certificates shall be accompanied by written notice of the holder's intention to transfer the shares, including a statement of the number of shares of Class B Common Stock to be transferred and the name or name(s) and addresses in which the certificate or certificates for shares of Class A Common Stock issuable upon such conversion shall be issued and, if required, funds for the payment of any applicable transfer taxes. The Corporation will, as soon as practicable thereafter, deliver at said office to the transferee of converted shares of Class B Common Stock, or to any nominee or designee of such transferee, a certificate or certificates for the number of full shares of Class A Common Stock issuable upon such conversion and, in the event that the transferor is transferring less than the aggregate number of shares represented by the certificates surrendered, a certificate or certificates for the number of full shares of Class B Common Stock not being transferred. Shares of Class B Common Stock shall be deemed to have been converted as of the date of the surrender of the shares for conversion as hereinbefore provided, and the person or persons in whose name Class A Common Stock is issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Shares of Class B Common Stock so converted shall be returned to the status of authorized and unissued shares of Class B Common Stock. The Corporation shall at all times reserve for issuance sufficient shares of Class A Common Stock (which may include Class A Common Stock held by the Corporation as treasury stock), for issuance upon conversion of the Class B Common Stock. The Corporation, may, as a condition to the transfer or the registration of transfer of shares of Class B Common Stock to a purported Permitted Transferee, require the furnishing of such affidavits or other proof as it deems necessary to establish that such transferee is a Permitted Transferee. For purposes hereof (i) "Permitted Transferee" shall mean Vanguard Communications, L.P., a California limited partnership, Vanguard Communications, Inc., a California corporation and VPC Corporation, a Delaware corporation and each of their respective Affiliates,
(ii) "Affiliate" shall mean, with respect to any Person, another Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person provided, however, that no employee of this corporation or any of its subsidiaries shall be deemed to be an Affiliate solely by reason of his capacity as an employee, or by reason of any employment agreement, and (iii) "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof;

                 5. Upon any sale of Common Stock of the Corporation pursuant to a registration statement under the securities Act of 1933 (or any successor statute) or any registration of Common Stock of the Corporation pursuant to the Securities Exchange Act of 1934 (or any successor statute) ("the "Exchange Act"), the shares of Class C Common Stock will automatically be converted into an equal number of shares of Class A Common Stock or such other class of common equity securities of the Corporation that is registered with the Securities and Exchange Commission or is listed on a national securities exchange or otherwise subject to registration under the Exchange Act (the "Conversion Shares"), provided the terms thereof are no less favorable to holders thereof than were the shares of Class C Common Stock. The Corporation shall at all times reserve for issuance sufficient shares of Class A Common Stock (which may include Class A Common Stock held by the Corporation as treasury stock) or such other common equity securities, for issuance upon conversion of the Class C Common Stock. The Corporation will, as soon as practicable thereafter, deliver to the holder of the Class C Common Stock converted into the Conversion Shares a certificate or certificates for the Conversion Shares against receipt from such holder of the certificate theretofore representing an equal number of shares of Class C Common Stock. Shares of Class C Common Stock so converted shall be returned to the status of authorized and unissued shares of Class C Common Stock;

                 6. Dividends may be paid to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock, as and when declared by the Board of Directors, out of any funds of the Corporation legally available for the payment of such dividends. If and when dividends on the Class A Common Stock, Class B Common Stock and Class C Common Stock are declared from time to time by the Board of Directors, whether payable in cash, in property or in shares of stock of the Corporation, the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock shall be entitled to share equally, on a per share basis, in such dividends. If shares of Class B Common Stock are paid on Class B Common Stock and shares of Class A Common Stock are paid on Class A Common Stock and shares of Class C Common Stock are paid on Class C Common Stock, in an equal amount per share of Class B Common and Class A Common and Class C Common Stock in proportionate amounts, such payment will be deemed to be a like dividend or other distribution.

                 7. Subject to the provisions of any series of Preferred Stock at the time outstanding, upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation shall be distributed pro rata to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock, without regard to class; and

                 8. If the Corporation shall in any manner split, subdivide, combine or reclassify any outstanding shares of a class of Common Stock, the outstanding shares of the other such classes of Common Stock shall be proportionately split, subdivided, combined or reclassified in the same manner and on the same basis as the outstanding shares of the class of Common Stock that have been split, subdivided, combined or reclassified, unless a different basis has been consented to by the holders of a majority of the outstanding shares of the Class A Common Stock or Class B Common Stock, as applicable, or two-thirds of the outstanding shares of Class C Common Stock to the extent any such class would be adversely affected by such action.

                 Subject to the conversion rights of holders of Class C Common Stock, in the event of any corporate merger, consolidation, purchase or acquisition of property or stock or other reorganization in which any consideration is to be received by the holders of Class B Common Stock or the holders of Class A Common Stock, the holders of Class C Common Stock will receive the same consideration on a per share basis, except that, if such consideration shall consist in any part of voting securities (or of options or warrants to purchase voting securities, or of securities convertible into or exchangeable for voting securities), (i) the holders of Class B Common Stock may receive, on a per share basis, voting securities with ten times the number of votes per share as those voting securities to be received by the holders of Class A Common Stock (or options or warrants to purchase, or securities convertible into or exchangeable for voting securities with ten times the number of votes per share as those voting securities issuable upon the exercise of the options or warrants, or into which the convertible or exchangeable securities may be converted or exchanged, received by the holders of Class A Common Stock) and (ii) the holders of the Class C Common Stock may receive, on a per share basis, non-voting securities (or options or warrants to purchase non-voting securities or securities convertible into or exchangeable for non-voting securities).

         B. Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the approval of a majority of the votes entitled to be cast by the holders of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock."

                 FOURTH: This Amendment to the Restated Certificate of Incorporation of the Corporation was authorized by Unanimous Written Consent of the Board of Directors and by Unanimous Written Consent of the Shareholders of the Corporation.

                 IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation as of this 10th day of February, 1997 and affirm that the statements set forth herein are true and correct under the penalties of perjury.



                                            By:    s/ Michael E. Katzenstein
                                                   -----------------------------
                                            Name:  Michael E. Katzenstein
                                            Title: Vice President & General
                                                      Counsel


                                            By:    s/ Bertrand Blanchette
                                                   -----------------------------
                                            Name:  Bertrand Blanchette
                                            Title: Chief Financial Officer

                 IN WITNESS WHEREOF, the undersigned have executed this Corrected Certificate of Amendment to the Certificate of Incorporation of the
Corporation as of this    th day of February, 1997 and affirm that the
statements set forth herein are true and correct under the penalties of perjury.



                                            By:    /s/ Michael E. Katzenstein
                                                   ----------------------------
                                            Name:  Michael E. Katzenstein
                                            Title: Vice President & General
                                                      Counsel


                                            By:    /s/ Bertrand Blanchette
                                                   -----------------------------
                                            Name:  Bertrand Blanchette
                                            Title: Chief Financial Officer

                               STATE OF DELAWARE

                   OFFICE OF THE SECRETARY OF STATE   PAGE 1
               -------------------------------------------------





     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "OPTEL, INC.", FILED IN THIS OFFICE ON THE TENTH DAY OF FEBRUARY, A.D. 1997, AT 9 O'CLOCK A.M.







                                    [SEAL]   /s/  Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

                                                AUTHENTICATION: 9002143
                                                          DATE: 03-30-98

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  OPTEL, INC.

                 ----------------------------------------------
                   Under Section 242 of the Delaware General
                               Corporation Law
                 ----------------------------------------------

                 Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, the undersigned, being authorized officers of OpTel, Inc. do hereby certify that:

                 FIRST: The name of the corporation is OpTel, Inc. (hereinafter referred to as the "Corporation").

                 SECOND: The Certificate of Incorporation of the Corporation was filed with the Office of the Secretary of State of the State of Delaware on July 1, 1994 and restated by Restated Certificate of Incorporation, filed with the Office of the Secretary of State of Delaware on December 19, 1994.

                 THIRD: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article FOUR in its entirety and replacing it with the following:

                 "FOUR: The total number of shares of all classes of stock which the Corporation shall have authority to issue is fifteen million three hundred thousand (15,300,000) shares divided into the following classes:

                 (i) Eight million (8,000,000) shares of Class A Common Stock, par value of one cent ($.01) per share (hereinafter referred to as "Class A Common Stock");

                 (ii) Six million (6,000,000) shares of Class B Common Stock, par value of one cent ($.01) per share (hereinafter referred to as "Class B Common Stock");

                 (iii) Three hundred thousand (300,000) shares of Class C Common Stock, par value of one cent ($.01) per share (hereinafter referred to as "Class C Common Stock"); and

                 (iv) One million (1,000,000) shares of Preferred Stock, par value of one cent ($.01) per share (hereinafter referred to as "Preferred Stock").

                 The Corporation's Class A Common Stock, Class B Common Stock and Class C Common Stock are referred to hereinafter collectively as the "Common Stock".


                 A. Powers and Rights of Holders of Class A Common Stock, Class B Common Stock and Class C Common Stock.

                 1. Except as stated in Sections 2 and 3 of this Article FOUR, the Class A Common Stock, Class B Common Stock and Class C Common Stock shall be identical in all respects and shall have equal powers, preferences, rights and privileges;

                 2. Except as may be otherwise required by law, and subject to the provisions of any series of Preferred Stock at the time outstanding, the holders of the Class A Common Stock and the Class B Common Stock issued and outstanding shall have and possess the exclusive right to notice of stockholders' meetings and the exclusive voting rights and powers, whether at a meeting of stockholders or in connection with any action taken by written consent; except as otherwise may be required by law, the holders of Class C Common Stock are not entitled to notice of, or to vote at, stockholders' meetings or in connection with any action taken by written consent;

                 3. Each holder of the Class A Common Stock issued and outstanding shall be entitled to one (1) vote for each share of Class A Common Stock standing in such holder's name on the books of the Corporation, and each holder of the Class B Common Stock issued and outstanding shall be entitled to ten (10) votes for each share of Class B Common Stock standing in such holder's name on the books of the Corporation. Except as may be otherwise required by law, the holders of the Class A Common Stock and Class B Common Stock shall vote together as a single class;

                 4. Any purported transfer of shares of Class B Common Stock other than to a Permitted Transferee (as defined herein) shall result in the conversion of the shares of Class B Common Stock being transferred into the like number of shares of Class A Common Stock. No such transfer shall be effective unless and until the transferor has surrendered to the Corporation, at its office or agency maintained for that purpose, the certificates representing the shares of Class B Common Stock to be transferred, which certificates shall be duly endorsed or accompanied by executed stock powers, with the signatures appropriately guaranteed. All such certificates shall be accompanied by written notice of the holder's intention to transfer the shares, including a statement of the number of shares of Class B Common Stock to be transferred and the name or name(s) and addresses in which the certificate or certificates for shares of Class A Common Stock issuable upon such conversion shall be issued and, if required, funds for the payment of any applicable transfer taxes. The Corporation will, as soon as practicable thereafter, deliver at said office to the transferee of converted shares of Class B Common Stock, or to any nominee or designee of such transferee, a certificate or certificates for the number of full shares of Class A Common Stock issuable upon such conversion and, in the event that the transferor is transferring less than the aggregate number of shares represented by the certificates surrendered, a certificate or certificates for the number of full shares of Class B Common Stock not being transferred. Shares of Class B Common Stock shall be deemed to have been converted as of the date of the surrender of the shares for conversion as hereinbefore provided, and the person or persons in whose name Class A Common Stock is issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Shares of Class B Common Stock so converted shall be returned to the status of authorized and unissued shares of Class B Common Stock. The Corporation shall at all times reserve for issuance sufficient shares of Class A Common Stock (which may include Class A Common Stock held by the Corporation as treasury stock), for issuance upon conversion of the Class B Common Stock. The Corporation, may, as a condition to the transfer or the registration of transfer of shares of Class B Common Stock to a purported Permitted Transferee, require the furnishing of such affidavits or other proof as it deems necessary to establish that such transferee is a Permitted Transferee. For purposes hereof (i) "Permitted Transferee" shall mean Vanguard Communications, L.P., a California limited partnership, Vanguard Communications, Inc., a California corporation and VPC Corporation, a Delaware corporation and each of their respective Affiliates,
(ii) "Affiliate" shall mean, with respect to any Person, another Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person provided, however, that no employee of this corporation or any of its subsidiaries shall be deemed to be an Affiliate solely by reason of his capacity as an employee, or by reason of any employment agreement, and (iii) "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof;

                 5. Upon any sale of Common Stock of the Corporation pursuant to a registration statement under the securities Act of 1933 (or any successor statute) or any registration of Common Stock of the Corporation pursuant to the Securities Exchange Act of 1934 (or any successor statute) ("the "Exchange Act"), the shares of Class C Common Stock will automatically be converted into an equal number of shares of Class A Common Stock or such other class of common equity securities of the Issuer that is registered with the Securities and Exchange Commission or is listed on a national securities exchange or otherwise subject to registration under the Exchange Act, provided the terms thereof are no less favorable to holders than were the shares of Class C Common Stock. The Corporation shall at all times reserve for issuance sufficient shares of Class A Common Stock (which may include Class A Common Stock held by the Corporation as treasury stock or such other common equity securities), for issuance upon conversion of the Class C Common Stock. The Corporation will, as soon as practicable thereafter, deliver to the holder of the Class C Common Stock converted into the Conversion Shares a certificate or certificates for the Conversion Shares against receipt from such holder of the certificate theretofore representing an equal number of shares of Class C Common Stock. Shares of Class C Common Stock so converted shall be returned to the status of authorized and unissued shares of Class C Common Stock;

                 6. Dividends may be paid to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock, as and when declared by the Board of Directors, out of any funds of the Corporation legally available for the payment of such dividends. If and when dividends on the Class A Common Stock, Class B Common Stock and Class C Common Stock are declared from time to time by the Board of Directors, whether payable in cash, in property or in shares of stock of the Corporation, the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock shall be entitled to share equally, on a per share basis, in such dividends. If shares of Class B Common Stock are paid on Class B Common Stock and shares of Class A Common Stock are paid on Class A Common Stock and shares of Class C Common Stock are paid on Class C Common Stock, in an equal amount per share of Class B Common and Class A Common and Class C common Stock in proportionate amounts, such payment will be deemed to be a like dividend or other distribution.

                 7. Subject to the provisions of any series of Preferred Stock at the time outstanding, upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation shall be distributed pro rata to the holders of the Class A Common Stock, Class B Common Stock and Class C Common Stock, without regard to class; and

                 8. If the Corporation shall in any manner split, subdivide, combine or reclassify any outstanding shares of a class of Common Stock, the outstanding shares of the other such classes of Common Stock shall be proportionately split, subdivided, combined or reclassified in the same manner and on the same basis as the outstanding shares of the class of Common Stock that have been split, subdivided, combined or reclassified, unless a different basis has been consented to by the holders of a majority of the outstanding shares of the Class A Common Stock or Class B Common Stock, as applicable, or two-thirds of the outstanding shares of Class C Common Stock to the extent any such class would be adversely affected by such action.

                 Subject to the conversion rights of holders of Class C Common Stock, in the event of any corporate merger, consolidation, purchase or acquisition of property or stock or other reorganization in which any consideration is to be received by the holders of Class B Common Stock or the holders of Class A Common Stock or the holders of Class C Common Stock will receive the same consideration on a per share basis, except that, if such consideration shall consist in any part of voting securities (or of options or warrants to purchase voting securities, or of securities convertible into or exchangeable for voting securities), (i) the holders of Class B Common Stock may receive, on a per share basis, voting securities) with ten times the number of votes per share as those voting securities to be received by the holders of Class A Common Stock (or options or warrants to purchase, or securities convertible into or exchangeable for voting securities with ten times the number of votes per share as those voting securities issuable upon the exercise of the options or warrants, or into which the convertible or exchangeable securities may be converted or exchanged, received by the holders of Class A Common Stock and (ii) the holders of the Class C Common Stock may receive, on a per share basis, non-voting securities (or options or warrants to purchase non-voting securities or securities convertible into or exchangeable for non-voting securities).

         B. Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the approval of a majority of the votes entitled to be cast by the holders of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock."

                 FOURTH: This Amendment to the Restated Certificate of Incorporation of the Corporation was authorized by Unanimous Written Consent of the Board of Directors and by Unanimous Written Consent of the Shareholders of the Corporation.

                 IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment to the Certificate of Incorporation of the Corporation as of this 10th day of February, 1997 and affirm that the statements set forth herein are true and correct under the penalties of perjury.



                                            By:  /s/ Michael E. Katzenstein
                                                 --------------------------
                                                 Michael E. Katzenstein
                                                 Vice President & General
                                                 Counsel

                                            By:  /s/ B. Blanchette
                                                 --------------------------
                                                 Bertrand Blanchette
                                                 Chief Financial Officer

                               STATE OF DELAWARE

                   OFFICE OF THE SECRETARY OF STATE   PAGE 1
               -------------------------------------------------





     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "OPTEL, INC.", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF DECEMBER, A.D. 1994, AT 9 O'CLOCK A.M.







                                    [SEAL]   /s/  Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

                                                AUTHENTICATION: 9002142
                                                          DATE: 03-30-98

  STATE OF DELAWARE
  SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/19/1994
  944248581 - 2404577

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  OPTEL, INC.
                             a Delaware corporation

               OpTel, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

               1. That the name of this corporation is OpTel, Inc. The corporation was originally incorporated under the same name in the State of Delaware on July 1, 1994.

               2. That this corporation has not received any payment for any of its stock.

               3. That the Certificate of Incorporation of this corporation is amended and restated as set forth in the Restated Certificate of Incorporation attached hereto as Exhibit A.

               4. That the Restated Certificate of Incorporation was duly adopted by resolution of the Board of Directors as of December 19, 1994, in accordance with Sections 241 and 245 of the Delaware General Corporation Law.

               IN WITNESS WHEREOF, OpTel, Inc. has caused this Restated Certificate of Incorporation to be signed by its President this 19th day of December, 1994.

                                  OpTel, Inc.




                                  By: /s/ JONATHAN D. LLOYD
                                     ----------------------------
                                     Jonathan D. Lloyd, President

                                   EXHIBIT A

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF

                                  OPTEL, INC.
                             A Delaware corporation

          ONE:      The name of this corporation is: OpTel, Inc.

          TWO:      The address of this corporation's registered office in the
     State of Delaware is 1050 S. State Street in the City of Dover, County of Kent. The name of its registered agent at such address is CorpAmerica, Inc.

          THREE:    The nature of the business or purposes to be conducted or
     promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the "DGCL").

          FOUR:     The total number of shares of all classes of stock which the corporation shall have authority to issue is four million (4,000,000), divided into the following classes:

                    (i) two million (2,000,000) shares of Class A Common Stock, par value of one cent ($.01) per share (hereinafter referred to as "Class A Common Stock");

                    (ii) one million (1,000,000) shares of Class B Common Stock, par value of one cent ($.01) per share (hereinafter referred to as "Class B Common Stock"); and

                    (iii) one million (1,000,000) shares of Preferred Stock, par value of one cent ($.01) per share (hereinafter referred to as "Preferred Stock").

                    The corporation's Class A Common Stock and Class B Common Stock are referred to hereinafter collectively as the "Common Stock".

          A. Powers and Rights of Holders of Class A Common Stock and Class B Common Stock.

          1. Except as stated in Section 4 of this Article FOUR, the Class A Common Stock and Class B Common Stock shall be identical in all respects and shall have equal powers, preferences, rights and privileges;

          2. The holders of the Class A Common Stock and the Class B Common Stock issued and outstanding shall have and possess the exclusive right to notice of stockholders' meetings and the exclusive voting rights and powers;

          3. Any purported transfer of shares of Class B Common Stock other than to a Permitted Transferee (as defined herein) shall result in the conversion of the shares of Class B Common Stock being transferred into the like number of shares of Class A Common Stock. No such transfer shall be effective unless and until the transferor has surrendered to the corporation, at its office or agency maintained for that purpose, the certificates representing the shares of Class B Common Stock to be transferred, which certificates shall be duly endorsed or accompanied by executed stock powers, with the signatures appropriately guaranteed. All such certificates shall be accompanied by written notice of the holder's intention to transfer the shares, including a statement of the number of shares of Class B Common Stock to be transferred and the name or name(s) and addresses in which the certificate or certificates for shares of Class A Common Stock issuable upon such conversion shall be issued and, if required, funds for the payment of any applicable transfer taxes. The corporation will, as soon as practicable thereafter, deliver at said office to the transferee of converted shares of Class A Common Stock, or to any nominee or designee of such transferee, a certificate or certificates for the number of full shares of Class A Common Stock issuable upon such conversion and, in the event that the transferor is transferring less than the aggregate number of shares represented by the certificates surrendered, a certificate or certificates for the number of full shares of Class B Common Stock not being transferred. Shares of Class B Common Stock shall be deemed to have been converted as of the date of the surrender of the shares for conversion as hereinbefore provided, and the person or persons in whose name Class A Common Stock is issuable upon suck conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Shares of Class B Common Stock so converted shall be returned to the status of authorized and unissued shares of Class B Common Stock. The corporation, may, as a condition to the transfer or the registration of transfer of shares of Class B Common Stock to a purported Permitted Transferee, require the furnishing of such affidavits or other proof as it deems necessary to establish that such transferee is a Permitted Transferee, For purposes hereof, (i) "Permitted Transferee" shall mean Vanguard Communications, L.P., a California limited partnership, Vanguard Communications, Inc., a California corporation and VPC Corporation, a Delaware corporation and each of their respective Affiliates, (ii) "Affiliate" shall mean, with respect to any Person, another Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person, provided, however, that no employee of this corporation or any of its subsidiaries shall be deemed to be an Affiliate solely by reason of his capacity as an employee, or by reason of any employment agreement, and (iii) "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof;

               4. Each holder of the Class A Common Stock issued and outstanding shall be entitled to one (1) vote for each share of Class A Common Stock standing in such holder's name on the books of the corporation, and each holder of the Class B Common Stock issued and outstanding shall be entitled to ten (10) votes for each share of Class B Common Stock standing in such holder's name on the books of the corporation. The holders of the Class A Common Stock and Class B Common Stock shall vote together as a single class;

               5. Dividends may be paid to the holders of the Class A Common Stock and Class B Common Stock, as and when declared by the Board of Directors, out of any funds of the corporation legally available for the payment of such dividends. If and when dividends on the Class A Common Stock and Class B Common Stock are declared from time to time by the Board of Directors, whether payable in cash, in property or in shares of stock of the corporation, the holders of the Class A Common Stock and Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends;

               6. Upon liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the net assets of the corporation shall be distributed pro rata to the holders of the Class A Common Stock and Class B Common Stock; and

               7. If the corporation shall in any manner split, subdivide or combine the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other such class of Common Stock shall be proportionately split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the class of Common Stock that have been split, subdivided or combined, unless a different basis has been consented to by the holders of a majority of the outstanding shares of the class of Common Stock that would be adversely affected by such action.

             B. Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the approval of a majority of the votes entitled to be cast by the holders of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.

     FIVE:   The following provisions are inserted for the management of the business and the conduct of the affairs of this corporation, and for further definition, limitation and regulation of the powers of this corporation and of its directors and stockholders:

             A. The business and affairs of this corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by the DGCL or by this Restated Certificate of Incorporation or the Bylaws of this corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by this corporation.

             B. The Board of Directors may adopt, amend or repeal the Bylaws of this corporation.

             C.  Election of directors need not be by written ballot.

     SIX:    The officers of this corporation shall be chosen in such a manner, shall hold their offices for such terms and shall carry out such duties as are determined solely by the Board of Directors, subject to the right of the Board of Directors to remove any officer or officers at any time with or without cause.

     SEVEN: No director of this corporation shall be personally liable to this corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which such director derived an improper personal benefit. This Article SEVEN is also contained in Article VIII, Section 1 of this corporation's Bylaws. No amendment to or repeal of this Article
SEVEN shall apply to or have any effect on the liability or alleged liability of any director of this corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the DGCL is amended hereafter to further eliminate or limit the personal liability of directors, the liability of a director of this corporation shall be limited or eliminated to the fullest extent permitted by the DGCL, as amended.

     EIGHT:  A.   Right to Indemnification.  Each person who was or is made a party to or is threatened to be made a party to or is involuntarily involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she is or was a director or officer of this corporation, or is or was serving (during his or her tenure as director and/or officer) at the request of this corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, whether the basis of such Proceeding is an alleged action or inaction in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by this corporation to the fullest extent authorized by the DGCL (or other applicable law), as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with such Proceeding. Such director or officer shall have the right to be paid by this corporation for expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that, if the DGCL (or other applicable law) requires, the payment of such expenses in advance of the final disposition of any such Proceeding shall be made only upon receipt by this corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it should be determined ultimately that he or she is not entitled to be indemnified under this Article EIGHT or otherwise.

             B. Right of Claimant to Bring Suit. If a claim under paragraph A of this Article EIGHT is not paid in full by this corporation within ninety (90) days after a written claim has been received by this corporation, the claimant may at any time thereafter bring suit against this corporation to recover the unpaid amount of the claim, together with interest thereon, and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim, including reasonable attorneys' fees incurred in connection therewith. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL (or other applicable law) for this corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on this corporation. Neither the failure of this corporation (or of its full Board of Directors, its directors who are not parties to the Proceeding with respect to which indemnification is claimed, its stockholders, or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL (or other applicable law), nor an actual determination by any such person or persons that such claimant has not met such applicable standard of conduct, shall be a defense to such action or create a presumption that the claimant has not met the applicable standard of conduct.

          C. Non-Exclusivity of Rights. The rights conferred by this Article EIGHT shall not be exclusive of any other right which any director, officer, representative, employee or other agent may have or hereafter acquire under the DGCL or any other statute, or any provision contained in this corporation's Restated Certificate of Incorporation or Bylaws, or any agreement, or pursuant to a vote of stockholders or disinterested directors, or otherwise.

          D. Insurance and Trust Fund. In furtherance and not in limitation of the powers conferred by statute:

               (1) this corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of this corporation, or is serving at the request of this corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not this corporation would have the power to indemnify him or her against such liability under the provisions of law; and

               (2) this corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent permitted by law and including as part thereof provisions with respect to any or all of the foregoing, to ensure the payment of such amount as may become necessary to effect indemnification as provided therein, or elsewhere.

               E. Indemnification of Employees and Agents of this Corporation. This corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, including the right to be paid by this corporation the expenses incurred in defending any Proceeding in advance of its final disposition, to any employee or agent of this corporation to the fullest extent of the provisions of this Article or otherwise with respect to the indemnification and advancement of expenses of directors and officers of this corporation.

               F. Amendment. This Article EIGHT is also contained in Article VIII, Sections 2 through 7, of this corporation's Bylaws. Any repeal or modification of this Article EIGHT shall not change the rights of any officer or director to indemnification with respect to any action or omission occurring prior to such repeal or modification.

     NINE:          This corporation reserves the right to alter, amend, rescind or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.